UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 6, 2012

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FIRST CORPORATION

(Name of Small Business issuer in its charter)

COLORADO	0-52724	90-0219158
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

Maranello, Watch House Green, Felsted, Essex, CM6 3EF, United Kingdom

 (Address of principal executive offices)

(403) 467-2356

(Registrant’s telephone number)

EXPLANATORY NOTE

This amendment is being submitted to clarify that First Corporation’s former independent registered public accounting firm was dismissed and did not resign or decline to stand for reelection.

Item 4.01 Changes in Registrant's Certifying Accountant

First Corporation has dismissed Madsen & Associates CPA’s, Inc. as its independent registered public accounting firm, effective as of February 6, 2012, and has engaged RBSM LLP, Certified Public Accountants, as its new independent registered public accounting firm as of and for the year ended September 30, 2012. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Madsen & Associates.

The reports of Madsen & Associates on the Company's financial statements as of and for the years ended September 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that each such report did contain a “going concern qualification” which is an explanatory paragraph which noted that there was substantial doubt as to First Corporation’s ability to continue as a going concern as First Corporation has incurred net losses since inception and existing uncertain conditions which it faces relative to its obtaining capital in the equity markets

First Corporation’s sole director made the decision to change independent accountants by written consent dated February 6, 2012.

During the period from October 31, 2009 through February 6, 2012, there were no (i) disagreements with Madsen & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen & Associates, would have caused Madsen & Associates to make reference to the subject matter of such disagreements in its reports on the financial statements for such years or (ii) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

First Corporation has requested that Madsen & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Madsen & Associates is attached hereto as Exhibit 16 to this Form 8-K/A.

On February 6, 2012, we engaged RBSM LLP, Certified Public Accountants, as our independent accountants for the year ending September 30, 2012. Our sole director made the decision to engage RBSM LLP by written consent on February 6, 2012.

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First Corporation has not consulted with RBSM LLP, during our two most recent fiscal years or during any subsequent interim period prior to its appointment as our new accounting firm, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that RBSM LLP concluded was an important factor considered by First Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibits

16	Letter from Madsen & Associates CPA’s, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 2012

First Corporation

/s/ Andrew Clarke

Andrew Clarke, Chief Executive Officer

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